UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2021

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America's Car-Mart Inc.

(Exact name of registrant as specified in its charter)

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Texas	0-14939	63-0851141
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 North 2nd Street, Suite 401

Rogers, Arkansas 72756

(Address of Principal Executive Offices) (Zip Code)

(479) 464-9944

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 29, 2021, America’s Car-Mart, Inc., a Texas corporation (the “Company”), and its subsidiaries, Colonial Auto Finance, Inc., an Arkansas corporation (“Colonial”), America’s Car Mart, Inc., an Arkansas corporation (“ACM”), and Texas Car-Mart, Inc., a Texas corporation (“TCM” and collectively with Colonial and ACM, the “Subsidiaries”), entered into Amendment No. 3 to the Third Amended and Restated Loan and Security Agreement (the “Agreement”), dated as of September 30, 2019, by and among the Company, Colonial, ACM, TCM and a group of lenders, as previously amended on October 29, 2020, and February 10, 2021.

Amendment No. 3 to the Agreement (the “Amendment”) extends the term of the Company’s revolving credit facilities to September 29, 2024 and increases the total permitted borrowings from $326 million to $600 million, including an increase in the Colonial revolving line of credit from $316 million to $570 million and an increase in the ACM-TCM revolving line of credit from $10 million to $30 million. In connection with this increase, CIBC Bank USA and Axos Bank joined the group of lenders. The lending group now includes BMO Harris Bank N.A. ($88 million commitment, up from $71 million), Wells Fargo Bank, N.A. ($84 million commitment, up from $50 million), BOKF, NA d/b/a BOK Financial ($55 million commitment, up from $50 million), MUFG Union Bank, N.A. ($84 million commitment, up from $50 million), First Horizon Bank ($75 million commitment, up from $50 million), Arvest Bank ($40 million commitment, up from $30 million), Commerce Bank ($40 million commitment, up from $25 million), CIBC Bank USA ($50 million commitment), and Axos Bank ($84 million commitment). At July 31, 2021, the end of the Company’s first fiscal quarter, there was approximately $53 million in additional availability under the Agreement.

The Amendment also amends the distribution limitations under the Agreement to renew the aggregate limit on the Company’s repurchases of its common stock permitted under the Agreement. As amended, the distribution limitations under the Agreement allow the Company to repurchase shares of its common stock so long as either: (a) the aggregate amount of repurchases after September 30, 2021 does not exceed $50 million, net of proceeds received from the exercise of stock options and the total availability under the credit facilities is equal to or greater than 20% of the sum of the borrowing bases, in each case after giving effect to such repurchases (repurchases under this item are excluded from fixed charges for covenant calculations), or (b) the aggregate amount of such repurchases does not exceed 75% of the consolidated net income of the Company measured on a trailing twelve month basis; provided that immediately before and after giving effect to the Company’s stock repurchases, at least 12.5% of the aggregate funds committed under the credit facilities remains available.

Further, the Amendment increases the Company’s permissible capital expenditure amount from $25,000,000 to $35,000,000, in the aggregate, during any fiscal year and restores the accordion feature back to $100,000,000.

Finally, the Amendment adds certain mechanics for the replacement of LIBOR as the applicable benchmark interest rate under the Agreement, including mechanics to transition upon the cessation of LIBOR to a rate based upon the secured overnight financing rate (“SOFR”) published by the Federal Reserve Bank of New York, and for the transition to an alternate benchmark rate upon the occurrence of the unavailability of SOFR-based alternatives or certain other subsequent transition events.

Certain members of the lending group under the Agreement, or their respective affiliates, have or may have various relationships with the Company and its subsidiaries involving the provision of a variety of financial services, including treasury management, commercial banking, trust, financial advisory or other financial and commercial services, for which they received, or will receive, customary fees and expenses.

The descriptions above are summaries and are qualified in their entirety by Amendment No. 3, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Third Amended and Restated Loan and Security Agreement dated September 30, 2019, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BMO Harris Bank, N.A., as Agent, Lead Arranger and Book Manager (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 1, 2019).
10.2	Amendment No. 1 to Third Amended and Restated Loan and Security Agreement dated October 29, 2020, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BMO Harris Bank, N.A., as Agent, Lead Arranger and Book Manager (Incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 4, 2020).
10.3	Amendment No. 2 to Third Amended and Restated Loan and Security Agreement dated February 10, 2021, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BMO Harris Bank, N.A., as Agent, Lead Arranger and Book Manager (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 16, 2021).
10.4	Amendment No. 3 to Third Amended and Restated Loan and Security Agreement dated September 29, 2021, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BMO Harris Bank, N.A., as Agent, Lead Arranger and Book Manager.
99.1	Press release announcing Amendment No. 3 to the Third Amended and Restated Loan and Security Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America's Car-Mart Inc.

Date: September 30, 2021	By:	/s/ Vickie D. Judy
Vickie D. Judy
Chief Financial Officer (Principal Financial Officer)